JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK FUNDS II
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II

Supplement dated June 26, 2019 to the current Statement of Additional Information, as may be supplemented (the SAI)

The following information supplements and supersedes any information to the contrary contained in the SAI.

Effective immediately, the “Money Market Instruments” section under the heading “Investment Restrictions” is amended and restated as follows:

Money Market Instruments

Money market instruments (and other securities as noted under the Fund description) may be purchased for temporary defensive purposes or for short-term investment purposes. General overnight cash held in a Fund’s portfolio may also be invested in John Hancock Collateral Trust (“JHCT”), a privately offered registered investment company subadvised by Manulife Investment Management (US) LLC, an affiliate of the Advisor, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies.

You should read this Supplement in conjunction with the SAI and retain it for future reference.